SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2003

Onvia.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29609	91-1859172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1260 Mercer Street

Seattle, WA 98109

(Address of principal executive offices, with zip code)

(206) 282-5170

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Press release dated May 7, 2003 announcing financial results for the first quarter ended March 31, 2003.

Item 9.    Regulation FD Disclosure; Information Provided Pursuant to Item 12 of Form 8-K

The information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to Item 12, “Results of Operation and Financial Condition,” of Form 8-K in accordance with the Securities and Exchange Commission’s interim guidance regarding Form 8-K Item 12 filing requirements, as set forth in Release No. 33-8216. Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On May 7, 2003, Onvia.com, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onvia.com, Inc.

Date:	May 7, 2003	By:	/s/ CLAYTON LEWIS
Clayton Lewis President and Chief Operating Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated May 7, 2003 announcing financial results for the first quarter ended March 31, 2003.